June 2025 Corporate Overview

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis at Week 38 and initial data for rosnilimab’s Phase 2 clinical trial in ulcerative colitis; whether current trends in rosnilimab's data in the rheumatoid arthritis Phase 2b clinical trial will be maintained once complete Week 38 data become available; whether positive clinical trial results in rosnilimab's Phase 2b clinical trial in rheumatoid arthritis increases the likelihood of getting positive results from rosnilimab's Phase 2 clinical trial in ulcerative colitis; whether any of the Company’s product candidates will be best in class or optimized; the potential to receive any additional milestones or royalties from the GSK collaboration; the Company’s ability to find a licensing partner for etokimab and the timing of any such transaction; and the Company’s projected cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 Safe harbor statement

Best-in-class immune cell modulating antibodies

Immune Cell Modulators

Rosnilimab
(PD-1 depleter and agonist)

P2b in
Rheumatoid Arthritis

P2 in
Ulcerative Colitis

ANB033
(CD122 antagonist)

P1 in
Healthy Volunteers

ANB101
(BDCA2 modulator)

P1 in
Healthy Volunteers

Autoimmune and inflammatory diseases including dermatology, gastroenterology and rheumatology

Research and Capital

Research-driven

- Preclinical pipeline of immunology targets

Strong capital position

- Q1 2025 cash: ~$383MM
  - Expected cash runway: YE 2027

Royalty income

- Excludes significant royalty potential:
  - GSK royalty and milestone potential for *Jemperli* and cobolimab
  - GSK $75MM milestone for *Jemperli* $1B annual WW sales
  - Vanda royalty and milestone potential for imsidolimab

3

Leading pipeline of immune cell modulating antibodies with multiple 2025 catalysts

Development Stage and Anticipated Milestones

	Antibody Program	Therapeutic Indication	IND Enabling	Phase 1	Phase 2	Phase 3
Immune Cell Modulators	Rosnilimab (PD-1 depleter and agonist)	Rheumatoid Arthritis			Updated P2b data June 2025	
Immune Cell Modulators	Rosnilimab (PD-1 depleter and agonist)	Ulcerative Colitis			Initial P2 data Q4 2025	
Immune Cell Modulators	ANB033 (CD122 antagonist)	Inflammatory Diseases		P1 initiated R&D event in H2 2025		
Immune Cell Modulators	ANB101 (BDCA2 modulator)	Inflammatory Diseases		P1 initiated		

4

Rosnilimab demonstrates best-in-disease profile in RA

1

Best-in-disease profile through 6 months

- JAK-like efficacy in both 3-month placebo-controlled portion and through 6 months
- Favorable safety and tolerability, particularly when compared to standard of care
- Monthly (Q4W) dosing

2

Max response rates have not yet been observed

- Strict continuation criteria prevented patients with improvement at 3 months from continuing in this P2b trial
- Many patients beyond 3 months achieved, or were trending toward, CDAI LDA and ACR50

3

Responses durable after 6 months

- Potential for maintenance dosing with extended dosing intervals (e.g. Q8W)

Rosnilimab, a best-in-class depleter and agonist targeting PD-1+ T cells, is well-positioned for the ~$20 billion U.S. RA market which hasn't had a new mechanism approved since 2012

5

6 64% 60% 48% 53% 54% 35% 38% 42% 23% 42% 46% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - Pooled Doses Rinvoq - SELECT-COMPARE Humira - SELECT-COMPARE Kevzara - MONARCH Week 28 Week 24/26 Week 28 Week 24/26 Week 28 Week 24/26 CDAI LDA ACR50 ACR70 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-naïve population (n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W; n=188 total rosnilimab b/tsDMARD-naïve patients); 2. SELECT-COMPARE Phase 3 study; 3. Kevzara Phase 3 study; NRI data; CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported b/tsDMARD-Naïve NRI analysis on ITT population (n=188 rosnilimab patients)1 Legend 2 3 2 Rosnilimab shows JAK-like efficacy in naïve patients Compares favorably despite most conservative analysis and capped trial design TM TM TM

58% 59% 37% 52% 50% 27% 20% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Rinvoq - SELECT-CHOICE Orencia - SELECT-CHOICE Orencia - Phase 3 Week 28 Week 24 Week 28 Week 24 Week 28 Week 24 N/R 43% 56% 49% 27% 44% 42% 36% 29% 58% 51% 46%47% 34% 25% 32% 34% Legend b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 TM TM TM 6 Month TPP5 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 2. SELECT-CHOICE Phase 3 study; 3. Orencia Phase 3 study; NRI data; 4. Anaptys Jan. 2025 Target Product Profile (TPP); CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period 2 2 3 CDAI LDA ACR50 ACR70 23% *In H2H comparator studies, patients know they are on an active drug, resulting in upwards bias on response rates vs. placebo-controlled studies Rosnilimab surpassed TPP in experienced patients and comparable at mid/high dose to JAKs in all-active H2H study* Includes 29% with prior JAK experience Excludes 7 patients who discontinued in the all-active treatment period while in CDAI LDA 7

(PD-1 Depleter and Agonist) Rosnilimab

RA and UC in the U.S. are complementary, large commercial markets with similarly high unmet need

Treaters seek to maximize and sustain remission in maintenance phases

RA: U.S. Market

~$10bn

U.S. sales in b/tsDMARD-experienced market[1]

~500k

U.S. b/tsDMARD patients; 20-25% cycle through all classes of therapy[2]

+

UC: U.S. Market

$8bn ➔ >$10bn

U.S. sales in advanced therapy by 2030[3]

~300k and growing

U.S. advanced therapy patients; Cycling ramping up as advanced therapy market becomes established to avoid surgeries[3]

- Mature, non-growth market
- Established biosimilar 1L SoC (e.g. TNF)
- 2L access possible, but requires contracting
- No new MoA in the last decade

Similarities:

- Focus on achieving low disease activity or remissions long-term
- 1/3 to 1/2 relapse within 1 year following initial response at 3-6 months on induction therapy[4]
- 2L+ markets with blockbuster opportunity
- Minimal differentiation between biologics
- Assess combinations to enhance speed of induction and/or max remission rates
- **Substantial unmet need for new classes of safe, effective and durable therapies**

- Dynamic, growing market
- 1L SoC diversified with growth from branded products (IL-23p19, α4β7)
- Minimal payor management of 2L+ therapies

1. Expected by 2028 (Evaluate 29 Nov 2022); 2. Market research conducted by Ambit in 2022; 3. Market research conducted by ZS Associates in 2025; 4. Phase 3 registrational data from product labels

9

PD-1 is expressed preferentially on activated T_{eff} and T_{fh}/T_{ph} cells that mediate autoimmune pathology



PD-1high
Tfh/Tph

T_{fh} (follicular helper)
T_{ph} (peripheral helper)

- Secrete CXCL13 and IL-21 which recruit and mature B cells into "autoantibody secreting" plasma cells
- Are PD-1^{high}



PD-1high
Teff
PD-1int
Teff

T_{eff} (effector)

- In response to stimulation, become highly activated (PD-1^{high}) or moderately activated (PD-1^{int})
- Secrete inflammatory cytokines, cause tissue damage and perpetuate inflammatory cycle



PD-1high Tfh
Ig
Ig
Ig
Plasma cell
PD-1int Teff
Generation
PD-1high Tfh
B cell
FDC
CXCL13
IL-21
PD-1high Tfh
Tfh differentiation to Tph
CXCL13
IL-21
PD-1high Tph
Type I Interferon
Migration
PD-1int Teff
PD-1high Teff
CXCL13
IL-21
PD-1high Tph
PD-1high Teff
PD-1high Teff
PD-1high Tph
CXCL13
Plasma cell
PD-1high Teff
Proliferation & inflammatory cytokine secretion
PD-1int Teff
Cytokines (e.g., IFN-γ, IL-6, IL-13)
Lymphoid tissues
Periphery
Inflamed tissue

Adapted from Akiyama et al, Ann Rheum Dis, 2023.

10

Rosnilimab selectively targets activated PD-1+ T cells in the periphery and inflamed tissue



Dendritic cell
CD80/86 MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
P
SHP2
PD-1
T cell Activation
T cell

Rosnilimab aims to:

1. Rapidly engage homeostatic mechanisms to induce clinical response
2. Achieve durable remission

Immune Cells Impacted	Mechanism		Immunologic Outcome
PD-1[high] T_{fh}/T_{ph}	depletes	↓	*downstream effect on B cells* Plasma cell generation Autoantibody levels
PD-1[high] T_{eff}	depletes	↓	Cytokine secretion T cell migration T cell proliferation
PD-1+ T_{eff}	agonizes	↓	Cytokine secretion T cell migration T cell proliferation

Effector T cells (T_{eff}): activated T cells (cytotoxic, helper, Treg); Follicular/Peripheral Helper T cells (T_{fh}, T_{ph}): support B cell differentiation and maturation.

11

Rosnilimab is designed to bring the immune system back to homeostasis and modify disease

Rosnilimab preferentially targets activated T cells

Leverages natural immune regulatory pathway to safely restore immune homeostasis

In healthy volunteers:

- Deplete PD-1^{high} T cells: ~5-8% of total T cells
- Agonize remaining PD-1^{int} T cells: ~15% of total T cells



Pre-treatment
Rosnilimab Day 15
PD-1high
PD-1int
PD-1neg
depletion
agonism
PD-1+ T cells
CD3

Illustrative T cell composition change



Healthy Periphery
RA Synovial Tissue
Pre-treatment
Post Rosnilimab
PD-1high
PD-1int
PD-1neg
Treg PD-1high
Treg PD-1int
Treg PD-1neg

Data illustrative; Luu K, et al. ACR 2023. November 2023.

12

Adapted from Nguyen et al, Human Pathology (2022) 126, 19e27; Guo et al, PLoS One 2018; 13(2). Roosenboom et al, Scand J of Gastro. 2021; 56(6):671-679. 1. Chen et al, Clinical and Translational Immunology, 2024. 13 PD-1+ T cells are prevalent in inflamed tissue and periphery in RA and UC RA UC AA 0 25 50 75 100 % P D -1 + T c e ll s in i n fl a m e d t is s u e Synovial tissue Lamina propria Hair follicle Rheumatoid arthritis: Synovial tissue Ulcerative colitis: Lamina propria CD3+ T cells PD-1+ T cells In systemic inflammatory diseases, a multiple fold increase of PD-1+ T cells is observed in periphery compared to healthy controls1 ~2x in RA ~2x in UC % P D -1 + T c e ll s in i n fl a m e d t is s u e

In disease, PD-1+ Tregs exhibit a dysregulated phenotype, which induce proinflammatory cytokines

RA synovium T cell UMAP clustering


T-11
T-7
T-3
T-8
T-10
T-9
T-12
T-15
T-23
T-22
T-18
T-20
T-19
T-5
T-4
T-6
T-13
T-14
T-17
T-0
T-2
T-16
T-1
T-21
94,046 cells
T-0
T-1
T-2
T-3
T-4
T-5
T-6
T-7
T-8
T-9
T-10
T-11
T-12
T-13
T-14
T-15
T-16
T-17
T-18
T-19
T-20
T-21
T-22
T-23

PD-1 Expression across T cell clusters


T_{fh}/T_{ph}
CD4+ Memory
T_{ph}
Treg
Proliferating CD4+ and CD8+
CD4+ Memory (GZMK+)
log2CPM
2.8
2.5
2.2
1.9
1.6
1.3
0.9
0.6
0.3
0.0

Very low % Tregs (<20%) are PD-1+ in RA synovium, even fewer are PD-1high[1]

PD-1+ Tregs may be pro-inflammatory and induce IFNγ, IL-17A, TNFα

In Phase 2b RA trial, few PD-1+ Tregs were present in periphery and were reduced proportionally to PD-1+ T cells overall

Minimal impact on total T cells with an increase in total Tregs

1. Uniform manifold approximation and projection (UMAP) clusters of T cells from RA patient synovium with arrows identifying T_{ph} and T_{fh}/T_{ph} cells, T-7 and T-3, respectively and feature plot of PD-1 expression across T cell subtypes; Ren et. al. ACR 2024. November 2024.

14

15 Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period All-Active Follow-Up Period Blinded All-Active Treatment Period Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38 Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 FUV1 FUV2 FUV3 Dosing ()               Rosnilimab SC 100mg Q4W + csDMARD Rosnilimab SC 400mg Q4W + csDMARD Rosnilimab SC 600mg Q2W + csDMARD Placebo SC + csDMARD Rosnilimab SC 100mg Q4W + csDMARD Rosnilimab SC 400mg Q4W + csDMARD Rosnilimab SC 600mg Q2W + csDMARD n=424 randomized 1:1:1:1 Final Statistical Analysis Active Eligibility Visit1 ClinicalTrials.gov: NCT06041269 Rosnilimab Phase 2b trial in RA “Off-drug” follow-up for placebo and rosnilimab CDAI >10 patients at Week 14 Primary Statistical Analysis (Week 12) 3-Month Data 6-Month Data 3-Month Off-Drug Data 12-14 week “off-drug” follow-up for rosnilimab patients in all-active treatment period Note: All patients in trial (rosnilimab and placebo arms) are required to be on stable background csDMARD 1. Blinded study drug treatment continued for active treatment group subjects that achieved Clinical Disease Activity Index (CDAI) low disease activity (≤10)

95% completed 6-month all-active treatment period supporting rosnilimab's favorable efficacy and tolerability profile

Discontinuations
All-active treatment period (Week 14 - 28)

- ✓ 7 (of 8 total) discontinuations in all active treatment period were still in CDAI LDA at time of discontinuation
- ✓ No discontinuations due to disease progression
- ✓ Only 1 discontinuation due to AE (headache - moderate)

Blinded Placebo-Controlled Treatment Period
(Week 0 – 14)

ITT population[1]
N=424 *(n=318 rosnilimab; n=106 placebo)*
b/tsDMARD-Naïve: n=250 *(188 on rosnilimab; 62 placebo)*
b/tsDMARD-Experienced: n=174[2] *(130 on rosnilimab; 44 placebo)*

Rosnilimab-treated "non-responders": n=98

- Rosnilimab Discontinuations Week 0-14 (*n=21*)
- Rosnilimab Week 14 CDAI >10 (*n=77*)[3]

Blinded All-Active Treatment Period
(Week 14 - 28)

Rosnilimab-treated: *n=318*
b/tsDMARD-Naïve n=188 *rosnilimab treated*
b/tsDMARD-Experienced n=130 *rosnilimab treated*

Rosnilimab CDAI ≤10: *n=220*
b/tsDMARD-Naïve: *n=134*
b/tsDMARD-Experienced: *n=86*

Rosnilimab 100mg Q4W	Rosnilimab 400mg Q4W	Rosnilimab 600mg Q2W
n=73	*n=73*	*n=74*
b/tsDMARD-Naïve – n=46	*b/tsDMARD-Naïve – n=40*	*b/tsDMARD-Naïve – n=48*
b/tsDMARD-Experienced – n=27	*b/tsDMARD-Experienced – n=33*	*b/tsDMARD-Experienced – n=26*
Discontinued treatment, n=5 (7%)	**Discontinued treatment, n=2 (3%)**	**Discontinued treatment, n=1 (1%)**
Missed visits, n=2	Missed visit, n=1	Withdrawal of consent, n=1
Site closure, n=2	Adverse event (headache), n=1	
Lost to follow-up, n=1		
Completed Week 28, *n=68*	**Completed Week 28,** *n=71*	**Completed Week 28,** *n=73*
b/tsDMARD-Naïve – n=45	*b/tsDMARD-Naïve – n=39*	*b/tsDMARD-Naïve – n=48*
b/tsDMARD-Experienced – n=23	*b/tsDMARD-Experienced – n=32*	*b/tsDMARD-Experienced – n=25*

1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) population; b/tsDMARD-naïve population (n=62 placebo, n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W); b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); 2. b/tsDMARD-experienced population included 50 patients (29% of n=174 total b/tsDMARD-experienced patients) with prior JAK experience; 3. Patients assessed at Week 14, dosed, and returned for follow-up visit at Week 18.

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0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % o f P a ti e n ts RinvoqTM (P3 SELECT-CHOICE5) Rinvoq vs. Orencia H2H All-Active ACR20: b/tsDMARD-Experienced1 NRI analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab)2 ACR20 at Week 12 Arm Absolute PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 59% 9% 400mg 64% 14% 600mg 68% 18% Rinvoq4 58% 24% Rinvoq5 76% N/A b/tsDMARD-Naïve Population (for reference) 100mg 76% 21% 400mg 74% 19% 600mg 80% 25% Rinvoq3 68% 22% Rinvoq’s higher response rate in H2H SELECT-CHOICE P3 study likely due to open-label bias from patients knowing they are on active drug from Week 0 Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo ACR20 response rates are comparable to RinvoqTM Most patients had symptomatic and clinical improvement by 3 months Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD); 5. SELECT-CHOICE Phase 3 study 17

-20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 4 M e a n C h a n g e f r o m B a s e li n e ( m g / L ) Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P3 SELECT-CHOICE5) RinvoqTM vs. Orencia H2H All-Active RinvoqTM (Phase 2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo Mean Change in CRP: b/tsDMARD-Experienced1 MMRM Analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab) Change in CRP at Week 12 Arm Baseline Mean CRP PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 20.0 -6.7 400mg 29.4 -12.8 600mg 23.3 -8.0 Rinvoq4 16.0 -9.3 Rinvoq5 19.0 N/A b/tsDMARD-Naïve Population (for reference) 100mg 14.9 -10.6 400mg 14.3 -7.0 600mg 15.7 -6.7 Rinvoq3 17.0 -8.4 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Mixed Model for Repeated Measures (MMRM) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD) 5. SELECT-CHOICE Phase 3 study CRP reductions are comparable to RinvoqTM 18

Synovial biopsies show ~90% reduction of PD-1+ T cells in the target issue

Baseline | **Week 6**

Rosnilimab 400mg Q4W

Rosnilimab 600mg Q2W



Impact on PD-1+ T cells
(T_{ph} and T_{eff})

400mg/600mg doses
~90% reduction

100mg dose
Inconclusive reduction

Placebo
Increased

T cell markers	APC markers
CD3	PD-L1
PD-1	
CXCR5	

Note: Synovial biopsies of the most impacted joint taken at baseline and 6 weeks on study. Immunofluorescence performed to identify PD-1 positive cells. T_{ph} cells (PD-1+CD3+CD4+CXCR5-)

19

Fold decrease: 4.03, p=1.09e-24 T Cell Activation Fold decrease: 4.06, p=1.77e-18 B Cell Activation G e n e e x p r e s s io n ( Z -s c o r e ) G e n e e x p r e s s io n ( Z -s c o r e ) 5.5 2.9 2.0 0 2 4 6 8 6.1 3.9 1.0 0 2 4 6 8 M a g n it u d e o f r e d u c ti o n Magnitude of reduction: 4.03, p=1.09e-24 Magnitude of reduction: 4.06, p=1.77e-18 Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Week 6 *** *** *** *** *** *** M a g n it u d e o f r e d u c ti o n Week 6BaselineBaseline Significant reduction of T and B cell activation demonstrate on target pharmacology within the synovium Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score. Rosnilimab responders achieved CDAI LDA in 3 months. ***p<0.001 for difference in fold change between baseline and Week 6 between groups. 20

Significant reduction of additional downstream pathways including TNF and IL-6 within the synovium

TNF Production



Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 3.38, p=4.39e-15



Expression heatmap color key
Low
High

IL-6 Production



Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 5.63, p=2.61e-21

Pathway changes reflect rosnilimab's broad MOA

Significantly downregulated (p<0.05) genes of interest in RA:	**T cell activation:** IL2RA, TNFSF14 (LIGHT), CD28, CD69, CD40L, ICOS, CD226, ZAP70, TCF7, IRF1 **B cell activation:** IL7R, CD27, CD79A, BTK, SYK, IL21R **TNF and IL-6 production**: MYD88, PTPN22, LILRB1, LILRB2, NOD2, CCR2, NLRC3, IRAK3, IL1RAP, IL6R, IL17RA **Mediators of RA structural damage**: MMP1, MMP3, and RANK-L **IBD-related genes:** NOD2, TREM1, IL12RB, IFNGR1, S100A8

Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score.

21

22 C D A I S c o r e 0 2.8 10 22 38 Remission (CDAI < 2.8) Low Disease Activity (LDA) (CDAI ≤ 10) Moderate Disease Activity (CDAI 10 - 22) High Disease Activity (CDAI >22) Trial baseline: median CDAI-= 36 mean CDAI = 38 Disease Activity ACR20 Initial signal of efficacy; typically plateaus at 3 months ACR70 Correlates with remission; not expected until 6 months CDAI = 11 Patient would not continue on rosnilimab after 14 weeks CDAI = 10 Patient would continue on rosnilimab through 6 months Illustrative relative improvement 76 Treaters target a well-controlled disease state (e.g., LDA) by 6 months; however, look for an initial signal of response (e.g., ACR20) by 3 months ACR50 Indicates good response to treatment; typically not expected until 4-5 months LDA requirement at 14 weeks to continue on rosnilimab was a high bar for patients with baseline high disease activity 95% of trial participants had high disease activity (CDAI > 22) at baseline

0 10 20 30 40 50 60 M e d ia n C D A I Wk 0 Wk 2 Wk 4 Wk 6 Wk 8 Wk 10 Wk 12 Wk 14 Wk 16 Wk 18 Wk 20 Wk 22 Wk 24 Wk 26 Wk 28 Wk 30 Wk 34 Wk 38 High Disease Activity (CDAI >22) Low Disease Activity (LDA) (CDAI ≤ 10) Last dose for Week 14 CDAI >10 participants given at Week 12 for Q4W doses and Week 14 for 600 Q2W Median Change from Baseline in CDAI NRI analysis on ITT population (n=318 rosnilimab patients) Not Yet Achieved (n=86)2Week 12 (n=137)1CDAI LDA Responders Week 14 (n=86) Week 18 (n=9)1 Time to achieve LDA correlated with baseline disease activity ✓ 69% (220/318) achieved LDA at Week 14 (NRI) ✓ Median CDAI scores for LDA responders consistent through 6 months and, to date, maintained in 12-14 week off-drug period ✓ 73% (232/318, an additional 12 patients) achieved LDA at Week 18 (NRI + W18) • These additional patients were not eligible to enter the All-active Treatment Period ✓ Additional patients trending toward LDA beyond 3 months • ~50% patients achieved ACR20 at Week 14, but were ineligible to enter all-active treatment period 23 Max response was not achieved in this Phase 2b trial On average, patients with higher disease activity take longer to achieve CDAI LDA 1. Green line includes 3 patients that achieved LDA at Week 12, were not CDAI LDA at Week 14, but returned to CDAI LDA at Week 18. These same 3 patients were excluded from the Light Blue line. In total 12 patients achieved CDAI LDA at Week 18. 2. Purple line includes rosnilimab patients that discontinued treatment before Week 14 (n=21). Purple box plot for “Not Yet Achieved” population for 25th percentile, median and 75th percentile values.

0% 5% 10% 15% 20% % o f P a ti e n ts CDAI Remission: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W 7% 9% 12% CDAI Remission at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 14% 16% 400mg 16% 16% 600mg 15% 17% b/tsDMARD-Naïve Population 100mg 21% 21% 400mg 18% 18% 600mg 17% 19% 15% 16% 14% 16% 17% JAK-like CDAI remission rates which deepened into six months Includes 29% with prior JAK experience Excludes 2 patients who discontinued in the all-active treatment period while in CDAI remission 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period 24

-37.3 -42.6 -42.8 -47.0 -49.9 -52.4 -60 -50 -40 -30 -20 -10 0 M e a n C h a n g e P a in V A S Pain VAS: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W 1. Mixed Model for Repeated Measures (MMRM) analysis on rosnilimab CDAI LDA responder at Week 14 population (n=220) includes naïve population (n=46 100mg Q4W, n=40 400mg Q4W, n=48 600mg Q2W; n=134 total rosnilimab patients) and experienced population (n=27 100mg Q4W, n=33 400mg Q4W, n=26 600mg Q2W; n=86 total rosnilimab patients); 2. Behrens et. al, BMC Rheumatology, Dec. 2019; 3. Strand et. al, Journal of Rheumatology, Aug. 2011 Wk 12 Wk 28 Wk 12 Wk 28 -10.5 -10.1 -6.1 -7.7 -12.9 -7.0 -15 -10 -5 0 M e a n C h a n g e i n C R P Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 -0.7 -0.7 -0.6 -0.9 -0.9 -0.9 -1.0 -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 M e a n C h a n g e i n H A Q -D I HAQ-DI: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 25 CRP: Overall MMRM analysis on CDAI Responder Population (n=220)1 Highly meaningful clinically and symptomatic improvement across multiple PROs and CRP MCID: -0.22 from baseline2 MCID: -10 from baseline3

81% 90% 83% 0% 20% 40% 60% 80% 100% % o f P a ti e n ts CDAI LDA: b/tsDMARD-Naïve Week 34 completer analysis (n=101)1 CDAI LDA: b/tsDMARD-Experienced Week 34 completer analysis (n=38)1 Wk34 Wk34 Wk34 88% 87% 73% 0% 20% 40% 60% 80% 100% % o f P a ti e n ts Wk34 Wk34 Wk34 n=29/36 n=27/30 n=29/35 n=7/8 n=13/15 n=11/15 26 Only 23 of 139 (17%) patients of Week 28 CDAI LDA responders were not CDAI LDA (≤10) at Week 34: • 25% (6/23) were CDAI <11 • Median CDAI = 13 • 91% (21/23) were CDAI <22 (e.g. remained CDAI moderate disease activity) Most patients who did not sustain CDAI LDA remained near the cutoff of CDAI=10 100mg Q4W 400mg Q4W 600mg Q2W 100mg Q4W 400mg Q4W 600mg Q2W Durable responses for at least 2-months off-drug 83% of Week 28 CDAI LDA responders were still in response at Week 34 1. ~75% of patients who completed Week 28 (n=212) had reached Week 34 as of the March 11, 2025 data cutoff; this responder analysis represents patients who were in CDAI LDA, as of Week 28, relative to their CDAI status as of Week 34

Rosnilimab is a best-in-class PD-1 depleter and agonist

Lilly's patent notes peresolimab's "modest" activity and disclosed more potent PD-1 candidates closer to rosnilimab's profile

PD-1 Agonist Landscape

		Anaptys Rosnilimab (IgG1k)	Lilly Peresolimab (IgG1k)	Lilly Improved[1] (IgG1 mut. Fc)	Gilead GS-0151 (IgG1 mut. FC[3])
Structural characteristics	Membrane-proximal epitope	✓	✗	?	✓
Structural characteristics	Fc receptor binding affinity	✓	✓	✓	✓[3]
Functional outputs	Agonism	✓	Significantly Decreased[2]	?	✓[3]
Functional outputs	Depletion	✓	✓[2]	✓	✗[3]

Insights from Lilly Patent:[1]

"[peresolimab] demonstrated modest ADCC activity"

"FcgRIIB binding alone is not a sufficient driver of IgG1 mediated bioactivity"

"Multiple FcgR interactions contribute to PD-1 agonist activity…[and] increased FcgR binding increased inhibition of T cell proliferation"

"FcgRs work as a hook in the IS [immune synapse] to allow PD-1 to relocate to a close proximity of the TCR to enable inhibition of TCR signalling"

Additional LLY PD-1 variants engineered to have greater potency than peresolimab[1]

Binding Domain	Human Fc	% Mean T cell Proliferation Inhibition
G2	IgG1 (Peresolimab)	56
F1	IgG1	40
F1	IgG1 S239D + I332E	93
	Abatacept	14 – 16

1. Eli Lilly patents; WO2024196694A2 and WO2024040206A; 2. Less potent depletion and significantly weaker agonism from membrane-distal binding epitope results in wider immune synapse and lower clustering of PD-1; 3. Fc binding to FcγRIIb only.

27

LDA response rates and durability for rosnilimab are differentiated from Lilly's peresolimab

Rosnilimab P2b: CDAI LDA

NRI analysis on ITT population (n=318 rosnilimab patients)[1,2]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Patients
100mg Q4W
400mg Q4W
600mg Q2W
Wk 0
Wk 12
Wk 14
Wk 28
Wk 38[3]
(12-14 wk off-drug)

Peresolimab P2a: CDAI LDA

NRI analysis on ITT population (n=74)[4]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Patients
300mg Q4W
700mg Q4W
Wk 0
Wk 12
Wk 14
Wk 24
Wk 36
(12-wk off-drug)

Rosnilimab P2b: PD-1 high T Cell Impact

NRI analysis on ITT population (n=318 rosnilimab patients)



0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Cell Count (% Change from Baseline)
100mg Q4W
400mg Q4W
600mg Q2W
At 12-14 weeks off-drug, all rosnilimab doses continue to show greater depletion vs. peresolimab's max of 57% on-drug
Wk0
Wk6
Wk12
Wk28
Wk38
(12-14 wk off-drug)

Peresolimab P2a: PD-1 high T Cell Impact

NRI analysis on ITT population – Pooled doses[4]



0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Cell Count (% Change from Baseline)
Wk 0
2
4
Wk 8
Wk 12

1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all 318 rosnilimab patients randomized; 2. At Week 28, 53% (100mg Q4W), 54% (400mg Q4W), and 63% (600mg Q2W) rosnilimab patients were in CDAI LDA (57% pooled); 3. Off-drug follow-up period ongoing; 4. Tuttle et. al, NEJM, May 2023, Supplemental Appendix, At Week 28, 36% (300mg Q4W) and 37% (700mg Q4W) peresolimab patients were in CDAI LDA

28

Black box warnings for increasing SAE incidence of commercial products have not impeded blockbuster sales Black box warning ~30% infection rate vs. 28% placebo5 ~0.7% MACE rate vs. 0.4% placebo5 ~54% infection rate vs. 48% placebo5 ~0.2% MACE rate vs. 0.5% placebo5 Black box warning ~20% infection rate vs. 18% placebo5 ~3.4% MACE rate vs. 2.5% placebo5 ~4.2% malignancy rate vs. 2.9% placebo5 Black box warning ~39% infection rate vs. 34% placebo5 ~1.7% MACE rate vs. 1.3% placebo5 Increased co-morbidity rate in RA patients vs. general population 2-3x DVT, PE, and MACE Risk1,2 2x Infection Rate1 2x Malignancy Rate3 $4.5B RA sales4 $3.6B RA sales4 $2.3B RA sales4 ~$1B RA sales RA patients have significant co-morbidities which are further exacerbated with treatment 1. Avina-Zubieta et al., A&R, 2008, 2. Fazal et al., BMC Rheumatology, 2024, 3. Smitten et al., ART, 2008, 4. Evaluate Pharma 2023 WW RA sales, 5. Phase 3 registrational data from product labels. 29

Rosnilimab well tolerated with no safety signals

<2% dropout rate overall due to AEs through 6 months,
with only 1 dropout due to AE (headache-moderate) after 3 months

Study Period	Week 0 through Week 12 (N=424)				Week 0 through Week 28 (N=424)			
	Participants with Adverse Events, n (%)				Participants with Adverse Events, n (per 100 PY)*			
	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)
Any AE	**36 (34%)**	**51 (48%)**	**48 (45%)**	**38 (36%)**	**39 (125.6)**	**73 (260.9)**	**66 (206.5)**	**52 (149.1)**
Any SAE[1]	1 (1%)	1 (1%)	1 (1%)	3 (3%)	1 (2.4)	2 (3.8)	2 (3.7)	4 (7.7)
Any Drug-Related SAE	1 (1%)	0 (0%)	0 (0%)	0 (0%)	1 (2.4)	0 (0)	0 (0)	0 (0)
Severe AE[2]	2 (2%)	1 (1%)	0 (0%)	4 (4%)	2 (4.8)	4 (7.5)	1 (1.9)	4 (7.8)
Drug-Related AE	18 (17%)	13 (12%)	18 (17%)	17 (16%)	18 (48.8)	17 (36.1)	28 (62.0)	19 (41.7)
AE Leading to Treatment Discontinuation	1 (1%)	1 (1%)	2 (2%)	2 (2%)	1 (2.4)	1 (1.9)	3 (5.6)	2 (3.8)
Infections	14 (13%)	24 (23%)	21 (20%)	12 (11%)	16 (41.5)	41 (98.7)	39 (89.4)	31 (67.6)
Serious	1 (1%)	1 (1%)	0	0	1 (2.4)	1 (1.9)	1 (1.9)	1 (1.9)
Opportunistic[3]	2 (1.9%)	0 (0%)	0 (0%)	0 (0%)	2 (4.8)	1 (1.9)	1 (1.8)	1 (1.9)
Participants with any AEs > 5%								
Headache	4 (4%)	7 (7%)	6 (6%)	4 (4%)	4 (9.7)	10 (19.9)	10 (19.4)	5 (9.8)
Upper respiratory tract infection	1 (1%)	7 (7%)	2 (2%)	3 (3%)	2 (4.8)	14 (27.8)	7 (13.4)	10 (19.6)
Nasopharyngitis	4 (4%)	5 (5%)	5 (5%)	0	4 (9.6)	9 (17.5)	8 (15.4)	1 (1.9)
Elevated ALT (alanine aminotransferase)[4]	1 (1%)	4 (4%)	3 (3%)	3 (3%)	1 (2.4)	8 (15.5)	5 (9.5)	4 (7.8)

** Measured as an exposure adjusted incidence rate (per 100 patient years)*

1. SAEs (severe unless otherwise noted): RSV – moderate (600mg Q2W); anaphylaxis from wasp sting (600mg Q2W); ureter stone (600mg Q2W); cholecystitis / pericardial effusion (600mg Q2W); meniscus tear – moderate (400mg Q4W); diverticulitis – moderate (400mg Q4W); embolic ischemic stroke (100mg Q4W); pneumonia – mild (100mg Q4W); cellulitis/diarrhea (placebo)
2. Severe AEs (excluding SAEs): RA flare (600mg Q2W); blood creatine phosphokinase increase (400mg Q4W); endometriosis (100mg Q4W); alanine aminotransferase increased/aspartate aminotransferase increase (100mg Q4W); flu/headache (100mg Q4W); macular degeneration/retinal hemorrhage (placebo)
3. Values shown are for herpes zoster, none were severe and are the only opportunistic infection reported.
4. No patient met the predefined protocol liver function test stopping criteria. Only one ALT elevation was severe, which resolved without interruption of therapy, none were serious, all had an outcome of recovered/resolved or recovering/resolving

30

31 Next steps for rosnilimab • Plan to present RA Phase 2b data at a future medical congress • Assessing two, alternative, strategic paths forward ― Secure a global partnership, to help advance in all indications, including P3 for both RA and UC ― Independently advance UC into P3 (assuming P2 data meets TPP) • 2026+ activities ― P3 enablement: drug supply scale-up and regulatory interactions ― Initiate P2 studies in additional indications

PD-1+ T cell activation broadly impacts multiple clinically validated drivers of UC pathogenesis



B cells
IgG
IgG
CXCL13
IL-21
IL-23 antagonists
IL-23
Deplete and agonize
Barrier disruption
TNFα
IFNγ
TL1A
TL1A antagonists
JAK antagonists
IL-21
Anti-integrins
E-cadherin
αEβ7
T cells
Lamina Propria
S1PR modulators
T_{Eff}
Lymph node
MAdCAM-1
α4β7
T cells
Anti-integrins
Circulation
Agonize
Deplete and agonize

>40% of T cells in lamina propria in UC are PD-1
2x increase of PD-1+ T cells observed in blood *vs.* healthy controls[1]

Adapted from Gastroenterology & Hepatology Volume 18, Issue 8 August 2022. 1. Chen et al, Clinical and Translational Immunology, 2024.

37

Reduction of Tfh/Tph cytokine 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) C X C L 1 3 & I L -2 1 (% I s o ty p e C o n tr o l) IL-21 CXCL13 Clinical range Reduction of inflammatory cytokine Agonism of PD-1+ T cellsDepletion of PD-1high T Cells Parmley et. al. UEGW 2024. October 2024; Anti-CD3+ anti-CD28 stimulation of UC patient PBMCs for assessment of depletion and agonism MOA, representative data from N=6 donors; Rosnilimab IgG1 LALA included to demonstrate importance of Fc effector function. 33 Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that disrupt barrier function 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P D -1 H ig h T c e ll s (n o rm a liz e d t o i s o ty p e ) 0 Clinical range 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro li fe ra ti n g P D -1 + T c e ll s (n o rm a liz e d t o i s o ty p e ) 0 Clinical range 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) IF N γ (% I s o ty p e C o n tr o l) Clinical range Isotype control Rosnilimab IgG1 LALA Rosnilimab IgG1 Isotype control Rosnilimab IgG1 LALA Rosnilimab IgG1

Therapeutic dosing of rosnilimab demonstrated efficacy in a murine model of colitis PD-1high Tph cells are reduced with remission in UC1,2 Tph impact seen in RA Phase 2b trial relevant to UC biology and correlates to reduction of remission % P D -1 h ig h T p h c e ll s % P D -1 h ig h T p h c e ll s Active (before treatment) Stable remission (after treatment) 5 4 3 2 1 0 P e r c e n ta g e s o f T p h ( % ) P<0.001 Reduction of Tfh/Tph cells should impact plasma cell generation and autoantibody levels, including anti- microbial IgG antibodies that are contributing to colonic inflammation and barrier disruption4 Parmley et. al. UEGW 2024. October 2024 1. PD-1high Tph cells defined by CD3+CD4+CD45RA-PD-1+TIGIT+ICOS+CXCR5-. Long et al, Immunology Letters 233 (2021) 2-10.; 2. Rao et al, Nature, 2017. *** p<0.001, * p<0.05; 3. Rosnilimab formatted to mIgG2a to mediate effector function in mice. Suzuki et al., Sci. Immunol. 8, eadd4947 (2023); 4. Uzzan et al, Nature, 2022. 0 20 40 60 B o d y w e ig h t (% ) 100 110 120 90 Rosnilimab Isotype 0 p<0.05 Anti IL-12 p40 Colitis Induction (Day 0-21) hPD-1 CD4 T cell transfer biweekly dosing (4 weeks)Day 21 nilimab mIgG2a3 Anti IL-12 p40 Isotyp Rosnilimab Tph Impact in RA Phase 2b 0 20 40 60 C e ll C o u n t ( p e r μ L i n B lo o d ) Wk0 Wk12 Wk0 Wk12 Placebo Rosnilimab Wk28 *** *** 34

Treaters target a well controlled disease state (e.g. endoscopic remission) in 6-12 month maintenance phase

However, treaters look for a signal of response (e.g., improved clinical symptoms) by 3+ month induction phase

UC TPP guidance

- 3 months: ΔMMS vs. placebo (primary endpoint) is statistically significant
  - Adequate symptomatic improvement to stay on drug to potential remission (by 6+ months)
- 6 months: "IL-23-like" clinical remission and endoscopic remission as measured by imputed ITT (not maintenance responder analysis)
- 6 – 12 months: Better durability than biologics, where 1/3 to 1/2 relapse within 1 year

Milestones in UC Treatment


4-6 Weeks
3 Months
6 Months
1 year
Fast relief needed in most severe patients (<10%) to continue therapy (e.g. JAKs or IV TNF)
Symptomatic improvement (e.g. ΔpMMS) needed to continue on therapy; potentially without being re-scoped
Clinical Remission or Endoscopic Remission targeted to reduce symptomatic relapse rates and cancer risk (biologic class are largely undifferentiated)

Increasingly, differentiation to be driven by 6+ month objective endpoints

AbbVie: focus on "extended induction" (~6 months) to maximize clinical response on IL-23p19's
J&J: primary endpoint of DUET TNF + IL-23p19 combo study is clinical remission at Week 48

35

Rosnilimab Phase 2 in moderate-to-severe UC

Enrollment ongoing; On track for interim 6-month data in Q4 2025



6-Month Data
12-Month Data
3-Month Off-Drug Data
Screening Period (up to 35 days)
Blinded Placebo-Controlled Treatment Period (24 weeks)
Blinded Placebo-controlled Treatment Extension Period (TEP) (26 weeks)
Follow-Up Period (10 weeks)
Assess clinical response at Week 12(1)
Assess: clinical response at Week 24(2)
N = 132 randomized 1:1:1
Rosnilimab SC Dose 1 Q2W
Rosnilimab SC Dose 1 Q2W
Rosnilimab SC Dose 3 Q8W Responders
Rosnilimab SC Dose 2 Q4W
Rosnilimab SC Dose 2 Q4W
Rosnilimab SC Dose 3 Q8W Responders
Placebo SC
Placebo SC Responders
Placebo SC Q8W Responders
Primary Statistical Analysis (Week 12)
Rosnilimab SC Dose 1 Q2W (3-months treatment)
Rosnilimab SC Dose 3 Q8W Responders (9-months total treatment)
Final Statistical Analysis
Week
-5
0
12
24
50
60

ClinicalTrials.gov: NCT06127043

- **Primary endpoint: Change in mMS[3] (stool frequency + rectal bleeding + endoscopy score) vs. placebo at Week 12**
  - — Assesses symptomatic and objective clinical improvement at 3 months
- **"Treat-through" design aligned with clinical practice to give a real-world assessment of remission at 6 months**
  - — Distinctly different from trials with an enriched responder analysis in 6 or 12-month maintenance studies

1. Week 12 visit: All patients, regardless of study arm, treat-through to Week 24 and remain blinded to treatment arm. Placebo-treated patients who achieved partial modified Mayo score (pmMS) clinical response or at Week 12 remain on placebo, while placebo-treated patients who are non-responders on pmMS are crossed over to the subcutaneous high-dose rosnilimab treatment arm; 2. Week 24 visit: All patients, regardless of study arm, can opt into the TEP to Week 50 if achieved pmMS clinical response by Week 24. All non-responders proceed to study follow-up; 3. mMS = modified Mayo score

36

Autoimmune and Inflammatory Diseases ANB033 (CD122 antagonist)

ANB033: CD122 high affinity antagonist reduces pathogenic T cells and NK Cells

Phase 1 trial ongoing in healthy volunteers

CD122 is a shared beta subunit of the receptors for IL-15 and IL-2


Monocyte or dendritic cell
IL-2
IL-15
IL-15Rα
ANB033
IL-2Rα
IL-2
CD122
γc
CD122
γc
Tregs
TEMRA, T$_{RM}$ cells
NK cells

CD122 antagonist mAb will potently inhibit IL-15 and IL-2 biology

Both IL-15 and IL-2 mediate:

- Proliferation and survival of T cell subsets, particularly CD8+ TEMRA, and NK cells
- Inflammatory cytokine secretion (IFNγ) during T cell activation

ANB033 reduces pathogenic T cells

- Preferentially inhibits lower affinity dimeric IL-2 receptor complex
- Spare Tregs which express higher affinity trimeric IL-2 receptor complex

ANB033 has targeted reduction of CD122 expressing T_{RM} cells

- T_{RM} cells require IL-15 for survival
- May potentially drive durable response

38

Note: ANB033 treated mice dosed twice per week through Day 28. 39Hare E, et al. FOCIS 2023. June 2023. GVHD model is biologically relevant to CD122 antagonist MoA with translation to inflammatory diseases driven by pathogenic TRM and Treg imbalance including rheumatology, dermatology, gastroenterology and respiratory ANB033: Durable survival in GVHD model All mice treated at high-dose survived well beyond end of dosing GVHD (severe phenotype) model in human IL-15 transgenic mouse supports T cell and NK cell survival • ANB033 preclinical data suggests targeted elimination of pathogenic T cells and reduction of tissue infiltrating T cells leading to a more potent and durable response than belatacept • Belatacept (GVHD SOC which only impedes T cell activation) shows minimal benefit over control End of dosing W e ig h t C h a n g e (% o f S ta rt ) P e r c e n t s u r v iv a l SurvivalAverage Body Weights (Carried) 0 10 20 30 40 50 60 20 10 0 -10 -20 0 10 20 30 40 50 60 -2 -1 1 2 erage Body Weights (carried) Study Day W e ig h t C h a n g e ( % o f S ta rt ) Study Day Study Day 0 10 20 30 40 50 60 Isotype Control Belatacept ANB033 10mg/kg ANB033 3mg/kg ANB033 1mg/kg 100 90 80 70 60 50 40 30 20 10 0

Autoimmune and Inflammatory Diseases ANB101 (BDCA2 modulator)

ANB101: BDCA2 modulator of plasmacytoid dendritic cell (pDC) function

Phase 1 trial ongoing in healthy volunteers

BDCA2 is a molecule specifically expressed on pDCs



Immune Complex
ANB101
FcR
BDCA2
Immune Tolerance
TLR7
TLR9
MHC
Plasmacytoid dendritic cell
Immune Activation
Type I IFN

ANB101 will potently inhibit interferon secretion and immune activation

Activated pDCs bridge innate and adaptive immunity

- Secrete Type I IFN (1000x increase over other cell types)
- Present antigens to adaptive immune system

pDCs enriched in tissue in rheumatology and other inflammatory diseases

- BDCA2 modulator mechanistic proof-of-concept (Biogen's litifilimab) in SLE / CLE

ANB101: BDCA2 modulator

- Potent and sustained internalization of BDCA2 on pDC cell surface
- Profound inhibition of interferon secretion reduces inflammation
- Preserves pDCs for potential tolerogenic effects

Note: ANB101 (formerly known as CBS004) was in-licensed from Centessa Pharmaceuticals. Has completed NHP tox studies and P1 clinical material available.

41

JemperliTM (dostarlimab, PD-1 Antagonist) Cobolimab (TIM-3 Antagonist) GSK Immuno- Oncology Financial Collaboration

Actuals $31 $57 $73 $101 $137 $170 $190 $220 $0 $50 $100 $150 $200 $250 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 S a le s ( in U S D m il li o n s ) 1. GSK earnings presentation, US dollar conversion 2. GSK analyst consensus as of 1/27/2025 converted to USD (1.25 conversion rate), GSK website - https://www.gsk.com/en-gb/investors/analyst-consensus/ 3. GSK June 2024 Oncology Management IR event converted to USD (1.25x conversion rate). $28 $176 $598 $839 $1,002 $1,121 $1,203 $1,265 $1,320 $1,320 $0 $550 $1,100 $1,650 $2,200 $2,750 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 S a le s ( in U S D m il li o n s ) Potential GSK future growth drivers • 1L “all-comers” endometrial: Approved in US mid-’24; in EU Jan. ‘25 • 2L+ NSCLC: Phase 3 COSTAR (Jemperli + cobolimab) OS data in mid-20251 • Locally advanced dMMR/MSI-H rectal cancer: granted FDA Breakthrough Therapy Designation • Substantial investment in additional Jemperli indications and combinations ongoing GSK Peak Revenue Guidance >$2.5 billion3 Anaptys’ strong capital position • $383MM Q1 2025 cash • Cash runway: YE 2027 • Excludes GSK royalty and milestone potential for Jemperli and cobolimab • Excludes GSK $75MM milestone anticipated in 2025/2026 for Jemperli $1B annual WW sales Strong capital position with ~$383MM Q1 2025 cash and significant GSK royalty upside potential 43 Jemperli Quarterly Performance1 Jemperli Wall Street Consensus1,2

Potential royalties and milestones to Anaptys from GSK immuno-oncology financial collaboration

	Jemperli (dostarlimab-gxly) Injection 500 mg (PD-1 antagonist)	Cobolimab (TIM-3 antagonist)
Royalty rate (annual WW net sales)	8% - $0 to $1 billion 12% - $1.0 to $1.5 billion 20% - $1.5 to $2.5 billion 25% - >$2.5 billion	4% - $0 to $250 million 5% - $250 to $500 million 6% - $500 to $750 million 7% - $750 to $1.0 billion 8% - >$1.0 billion *Royalty rate on cobolimab includes potential cobolimab-portion of combination use with dostarlimab*
Remaining retained milestones	$75MM when annual net sales ≥ $1 billion[1]	$5MM clinical development $90MM regulatory $165MM commercial

Sagard *"Jemperli* – only" capped non-recourse monetization

- *Jemperli* receivables payable to Sagard until cumulative $600MM paydown by Mar. 31, 2031[1,2]
- ~$104MM paid to Sagard as of March 2025
- Projected cumulative $600MM paydown by 2029 based on Wall Street Consensus[3]

1. The $75MM commercial milestone is excluded from Sagard monetization. The following *Jemperli* milestones are also still potentially payable from GSK but contribute to Sagard paydown: $15MM on regulatory approvals and $50MM on annual net sales of $750MM.
2. If cumulative $600MM not paid to Sagard by Mar. 31, 2031, the cumulative paydown increases to $675MM.
3. GSK analyst consensus as of 1/27/2025 converted to USD (1.25 conversion rate), GSK website - https://www.gsk.com/en-gb/investors/analyst-consensus/

Note: Anaptys' capped non-recourse monetizations resulted in $300MM of non-dilutive capital, including $250MM in Oct. 2021 and $50MM in May 2024.

Note: Separate sale of Anaptys' *Zejula* (niraparib) royalty interest occurred in September 2022 to DRI Healthcare Trust for $35MM upfront + $10MM potential milestone upon FDA approval of *Zejula* for the treatment of endometrial cancer, to the extent that such approval occurs on or before 12/31/25. At present, the *Jemperli* plus *Zejula* combination demonstrated significantly improved PFS in primary advanced or recurrent endometrial cancer in the RUBY Phase III trial.

44

GSK immuno-oncology financial collaboration

Jemperli (dostarlimab-gxly) Injection 500 mg *(PD-1 antagonist)*

Women's cancers

- **Endometrial Cancer:**
  - **1L endometrial cancer:** Approved in US and EU for primary advanced or recurrent EC in combination with chemotherapy.
  - **2L endometrial cancer:** Monotherapy approved in US and EU for dMMR/MSI-H recurrent or advanced EC after progressing on a platinum-containing regimen
  - Significant U.S. market opportunity with 23,000 eligible diagnoses/year[1]

Colorectal cancer

- **Rectal cancer:** P2 AZUR-1 trial (dostarlimab monotherapy in dMMR/MSI-H in locally advanced [LA] rectal cancer)
  - Registrational, fully enrolled, with top-line data in 2026
- **Colon cancer:**
  - P3 AZUR-2 trial (perioperative dostarlimab monotherapy vs SoC adjuvant chemotherapy in patients with high-risk early-stage dMMR/MSI-H cancer)
  - P2 AZUR-4 trial (dostarlimab combination with chemo in neoadjuvant MMRp/MSS cancer)

Additional potential dostarlimab royalty opportunities

- P3: LA unHNSCC monotherapy sequentially after chemoradiation (JADE study)
- P1/2 combinations with anti-CD96 and PVRIG across multiple solid tumors, including HNSCC

Jemperli (dostarlimab-gxly) Injection 500 mg
\+
Cobolimab
(TIM-3 antagonist)

Lung cancer

- **2L NSCLC:** P3 COSTAR trial (docetaxel *vs* dostarlimab + docetaxel *vs* docetaxel + dostarlimab + cobolimab)
  - Top-line data expected in mid-2025
  - Significant U.S. market opportunity with 237,000 new NSCLC diagnoses/year[1]
- **Head-to-Head vs. Keytruda:** P2 PERLA trial (46% cORR for dostarlimab + chemotherapy vs. 37% cORR for pembrolizumab + chemotherapy, HR 0.70)
  - *Not for registration*; data reported in December 2022

Liver cancer

- **1L HCC:** P1 AMBER Cohort F trial (dostarlimab + cobolimab)

1. NCI SEER data

45

Imsidolimab (IL-36R antagonist) Vanda Pharmaceuticals Financial Collaboration

47 Exclusive global license to Vanda announced February 2025 $15 million upfront payment $10 million upfront and $5 million for existing drug supply 10% royalties on global net sales FDA BLA submission for generalized pustular psoriasis (GPP) expected in 2025 Imsidolimab completed two positive global Phase 3 studies in GPP Vanda plans to expand development into additional indications Imsidolimab (IL-36R antagonist) out-licensed to Vanda Key financial terms to Anaptys $35 million future milestones $5 million – FDA approval in GPP $5 million – EMA approval in GPP $25 million – Achievement of $100 million WW annual net sales

Appendix

Reducing PD-1+ T cells broadly impacts multiple downstream, clinically validated drivers of RA pathogenesis



Lymph node
Synovium
Deplete and Agonize
APC
CD80/CD86 blocker
Naive T Cell
PD-1+ Teff
PD-1+ Teff
PD-1+ Teff
PD-1+ Tfh
IL-21
CXCL13
Deplete
IL-17
IFN-γ
JAK inhibitors
IL-17
IFN-γ
Activated Fibroblast
JAK inhibitors
TNF inhibitors
IL-6 inhibitors
JAK inhibitors
PD-1+ Tph
B cell
IL-21
CXCL13
Deplete
Activated Macrophage
TNF
IL-1
IL-6
CRP
B cell depleters
Plasma cell
Autoantibodies (e.g., α-CCP)
Rheumatoid factor
Immune complexes

>80% of T cells in RA synovium are PD-1+

- Similar findings are observed in treatment naïve and biologic experienced patients

2x increase of PD-1+ T cells observed in blood *vs.* healthy controls[1]

Adapted from Aletaha and Smolen, JAMA, 2018; 1. Chen et al, Clinical and Translational Immunology, 2024.

49

Rosnilimab optimizes PD-1+ T cell inhibitory signaling by enabling tight immune synapse formation


Dendritic cell
CD80/86
MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
SHP2
P
PD-1
T cell Activation
T cell

Functional assay of antagonism or agonism[1]


Blocking activity
Agonist activity
#1
#1, 2
#5
#3, 4
#(1), 6, 7
#7
#6, 8
100
50
0
0
25
50
75
IL-2 (% of reversal)
IL-2 (% of inhibition)
Lilly epitope
Rosnilimab epitope


PD-L1 epitope
Rosnilimab
Lilly PD-1 agonist

"A shared feature of agonist mAbs is recognition of the membrane-proximal extracellular region…" and "…activity depends on Fc receptor–supported crosslinking"

Suzuki, et al. 2023

Parmley S, et al. ECCO 2024. February 2024.

1. Adapted from Suzuki et al., Sci. Immunol. 8, eadd4947 (2023).

50

51 1. Healthy donor purified DCs + autologous total T cells stimulated with anti-CD3, cultured for 3 days for assessment of T cell proliferation 2. Anti-CD3+ anti-CD28 stimulation of RA patient PBMCs for assessment of depletion and agonism MOA, representative data from N=8 donors. Two-way ANOVA, Tukey’s multiple comparison test. 3. TNFa secretion measured in anti-CD3+ anti-CD28 stimulation of purified DC+T cells from N=4 healthy donors, ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05. Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that cause joint damage Depletion of PD-1high T cells2 % P D -1 h ig h T c e ll s ( n o r m a li z e d t o i s o ty p e ) 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P D -1 H ig h T c e ll s (n o rm a liz e d t o i s o ty p e ) 0 Clinical range *** ***** 100 75 0 5 0 0. 0 100.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro li fe ra ti n g T c e ll s (n o rm a liz e d t o i s o ty p e ) 0 Clinical range Isotype control Rosnilimab Lilly PD-1 agonist **** * Agonism of PD-1+ T cells1 (DCs + total T cells; no ADCC) Rosnilimab Isotype control Lilly PD-1 agonist % P r o li fe r a ti n g T c e ll s ( n o r m a li z e d t o i s o ty p e ) 100 75 50 25 0 0 . 0 10 Antibody nM Antibo nM Reduction of Tfh/Tph chemokine Reduction of inflammatory cytokine3 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) % C X C L 1 3 s e c re ti o n (n o rm a liz e d t o I s o ty p e ) Clinical range * * 25 50 75 100 125 Antibody (nM) % T N F a s e c re ti o n (n o rm a liz e d t o i s o ty p e ) 1001010.10 Clinical range ** Rosnilimab Isotype control Lilly PD-1 agonist Rosnilimab Isotype control Lilly PD-1 agonist Rosnilimab Isotype control Lilly PD-1 agonist

Baseline disease characteristics and demographics

Baseline Characteristic	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)	Overall (N=424)
Age, years, mean (SD)	58 (11)	57 (10)	57 (12)	56 (11)	57 (11)
Female, n (%)	83 (78%)	79 (75%)	79 (74%)	80 (76%)	321 (76%)
Weight (kg), mean (SD)	78 (17)	78 (19)	81 (19)	77 (16)	78 (18)
Geographic region, n (%)					
US	35 (33%)	34 (32%)	35 (33%)	26 (25%)	130 (31%)
Ex-US	71 (67%)	72 (68%)	72 (67%)	79 (75%)	294 (69%)
Race, n (%)					
White	102 (96%)	102 (96%)	103 (96%)	101 (96%)	408 (96%)
Black or African American	3 (3%)	1 (<1%)	4 (4%)	4 (4%)	12 (3%)
Asian	0 (0%)	0 (0%)	0 (0%)	0 (0%)	0 (0%)
Other	1 (1%)	3 (4%)	0 (0%)	0 (0%)	4 (1%)
Duration of disease, years, mean (SD)	11 (9)	11 (10)	9 (8)	10 (9)	10 (9)
DAS28-CRP, mean (SD)	5.7 (0.8)	5.6 (0.8)	5.7 (0.9)	5.7 (0.8)	5.6 (0.8)
CDAI, mean (SD)	37.9 (10.2)	37.2 (10.6)	37.1 (10.6)	38.6 (11)	37.7 (10.6)
CDAI >22, n (%)	101 (95%)	101 (95%)	102 (95%)	100 (95%)	404 (95%)
TJC68, mean (SD)	23 (13)	22 (12)	22 (12)	23 (13)	22 (12)
SJC66, mean (SD)	14 (7)	15 (7)	14 (7)	16 (9)	15 (8)
CRP, mean (SD)	16 (22)	17 (20)	21 (26)	19 (28)	18 (24)

DAS28-CRP – Disease Activity Score 28-C-reactive protein; CDAI – Clinical Disease Activity Index; TJC68 – tender joint count, 68 joints; SJC66 – swollen joint count, 66 joints; CRP – high-sensitivity C-reactive protein

33

34 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 M e a n C h a n g e f r o m B a s e li n e ** Week 12 statistical significance • 600mg Q2W: p=0.0062 • 400mg Q4W: p=0.0016 • 100mg Q4W: p=0.0092 ** ** * * Mean Change in DAS28-CRP Over Time MMRM analysis on ITT population (N=424 total; n=106 placebo, n=318 rosnilimab) Rosnilimab met primary endpoint of mean change from baseline in DAS28-CRP at Week 12 for all active doses Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo • All rosnilimab doses statistically significant at Week 12 • All rosnilimab doses continue to improve into Week 14 with no evidence of flattening • Following Week 14 visit, placebo patients proceeded to post treatment follow-up Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 1. Mixed Model for Repeated Measures (MMRM) analysis on intent-to-treat (ITT) population; b/tsDMARD-naïve population (n=62 placebo, n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W); b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); DAS28-CRP based on differential weighting of individual measures, including patient’s general health, CRP and a count of 28 swollen and tender joints, with a score ranging from 0 to 9.4. **p<0.01, *p<0.05, Standard error (SE) used to present figures of least squares mean changes from baseline.

35 0% 20% 40% 60% 80% % o f P a ti e n ts 43% 51% 29%34% CDAI LDA: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W Demonstrated JAK-like CDAI LDA rates by 6 months CDAI LDA at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 34% 43% 400mg 56% 58% 600mg 49% 51% b/tsDMARD-Naïve Population 100mg 66% 71% 400mg 53% 55% 600mg 72% 75% 56% 49% 43% 58% 51% 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period

0% 10% 20% 30% 40% 50% % o f P a ti e n ts ACR50: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 ACR70: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 36 0% 10% 20% 30% 40% 50% 60% % o f P a ti e n ts Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W 100mg Q4W 400mg Q4W 600mg Q2W Demonstrated JAK-like ACR70 rates which deepened into 6 months ACR50 at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 27% 34% 400mg 44% 47% 600mg 42% 46% b/tsDMARD-Naïve Population 100mg 58% 61% 400mg 52% 53% 600mg 69% 75% ACR70 at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 23% 25% 400mg 36% 36% 600mg 29% 32% b/tsDMARD-Naïve Population 100mg 53% 55% 400mg 37% 37% 600mg 55% 58% 39% 27% 29% 44% 42% 39% 46%47% 34% 16% 16% 20% 23% 36% 29% 32% 25% 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period